U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 31, 2021

SUNSHINE BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Colorado	000-52898	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R0A5

(Address of principal executive offices)

(514) 426-6161

(Issuer’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 31, 20201, we accepted the resignation of Camille Sebaaly as a director of our Company. Mr. Sebaaly shall remain as our Chief Financial Officer.

Also, pursuant to our Bylaws on October 31, 2021, our Board of Directors increased the number of members of our Board of Directors from three (3) members to five (5) members. The Board added Messrs. Andrew Telsey, JD Kish and Dr. Rabi Kiderchah to serve as directors, to hold such positions until the next annual meeting of shareholders, their resignation, removal, death or incapacity.

As of the date of this Report the Board has not addressed the issue of director compensation.

Following are the resumes of our new Directors:

Andrew I. Telsey, 68, is an “AV” rated attorney licensed to practice law in the State of Colorado since 1980. Since 1984, Mr. Telsey has been President and sole shareholder of Andrew I. Telsey, P.C., Centennial, Colorado, a law firm emphasizing securities law, business transactions, mergers and acquisitions and general corporate matters for public and privately held development stage and emerging growth companies throughout both the US and internationally, including Russia, China, England, Italy, Mexico, Canada, Switzerland, Germany and several other countries. He has been our legal counsel since our inception. Mr. Telsey received a Juris Doctor degree from Syracuse University College of Law in 1979 and a Bachelor of Arts degree Magna Cum Laude, majoring in politics, from Ithaca College in 1975. He was also named as one of Denver’s Top Lawyers by the Denver Post in 2015-2019.

James (JD) Kish, 67, has been a licensed Certified Public Accountant and President of KLA PC, Centennial, CO, an accounting firm, since 1982. He has worked with our Company since our inception. Mr. Kish received a Bachelor of Business Administration degree from Ohio University in 1976, and an MBA degree from DePaul University in 1981. He is a licensed certified accountant in Colorado, Kansas, & Florida.

Dr, Rabi Kiderchah, 49, is a licensed physician in Canada. From 2000 until August 2021, he was working at Argenteuil Hospital, Lachute, Quebec, Canada, as an emergency room physician. He has also worked as what is referred to in Canada as a “medecins depanneurs”, working in rural areas where there are not enough ER doctors. Since August 2011 he has worked at Rabi Kiderchah Medecin Inc. as a freelance physician in the Quebec, Canda area. He received a Bachelor of Science degree in 1994 and an MD degree in 1998 from the University of Montreal.

Item 7.01	Regulation FD Disclosure

Attached is a copy of a press release being issued by us relating to the appointment of our new directors, which is attached as Exhibit 99.1 and is hereby incorporated.

Item 9.01	Financial Statements and Exhibits

(b) Exhibits. The following exhibits are included in this report:

No.	Description
99.1	Press Release announcing the appointment of new directors.
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2021	SUNSHINE BIOPHARMA, INC.
(Registrant)

By: s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

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